UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2004

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of July 1, 2004, providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RS7)

                    Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)

DELAWARE                        333-110437                    41-1955181
State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
of Incorporation                                             Identification No.)



8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota              55437
(Address of Principal               (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000


Item 5.        Other Events

     The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2003 and December 31, 2002, and for each of the years in the three-year period ended December 31, 2003, are included in this Form 8-K. The financial statements as of December 31, 2003 and for the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements as of December 31, 2002 and for each of the years in the two-year period ended
December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and their being referred to as "experts" in the Prospectus Supplement relating to Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RS7, are attached hereto, as Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2003 and 2002 and for each of the years in the three-year period ended December 31, 2003 are attached hereto as Exhibit 99.1.

     In addition, the unaudited financial statements of FGIC as of March 31, 2004 and 2003, and for three-month periods then ended are attached hereto as
Exhibit 99.2.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

                      (a)    Not applicable

                      (b)    Not applicable

                      (c)    Exhibits:


               Item 601(a) of
               Regulation S-K
Exhibit No.    Exhibit No.    Description

1              23.1           Consent of KPMG LLP
               23.2           Consent of Ernst & Young LLP
               99.1           Financial   statements   of   FGIC   as  of
                              December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003.
               99.2           Financial  statements  of FGIC as of  March
                              31, 2004 and 2003, and for the three-month periods then ended.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                             By:     /s/Mark White
                             Name:   Mark White
                             Title:  Vice President



Dated: July 26, 2004

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                                  EXHIBIT INDEX

                    Item 601(a) of
Exhibit             Regulation S-K
Number              Exhibit No.            Description


1                   23.1                   Consent of KPMG LLP

                    23.2                   Consent of Ernst & Young LLP

                    99.1 Financial statements of FGIC as of December 31, 2003 and 2002, and for each of the years in the three-year period ended
                                           December 31, 2003

                    99.2 Financial statements of FGIC as of March 31, 2004 and 2003, and for the three-month periods then ended.
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                                  Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITOR

The Board of Directors
Financial Guaranty Insurance Company:

     We consent to the use of our report dated February 14, 2003 on the predecessor basis financial statements of Financial Guaranty Insurance Company as of December 31, 2002 and for each of the years in the two-year period ended December 31, 2002, included in the Form 8-K of Residential Asset Mortgage Products, Inc. (the "Registrant"), which is incorporated by reference in the Registrant's registration statement (No. 333-110437), and to the reference to our firm under the heading "Experts" in the Prospectus Supplement relating to the Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RS7.

                                                          /s/ KPMG LLP
                                                              KPMG LLP
New York, New York
July 26, 2004

                                  Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITOR


     We consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement of RAMP Series 2004-RS7 Trust for the registration of Mortgage Asset-Backed Pass-Through Certificates, Series 2004-RS7, in the registration statement on Form S-3 (No. 333-110437) and to the incorporation by reference therein of our report dated February 20, 2004, with respect to the financial statements of Financial Guaranty Insurance Company appearing in the Form 8-K of Residential Funding Mortgage Securities II, Inc. dated July 26, 2004, filed with the Securities and Exchange Commission.

                                                       /s/ Ernst & Young LLP
New York, NY
July 26, 2004




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